Exhibit 10.1
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                                    FORM OF
                             DIGITALWORK.COM, INC.
                     AMENDED AND RESTATED 1998 STOCK PLAN

     1.   Establishment and Purpose.
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          (a)  Establishment.   The DigitalWork, Inc. Stock Option Plan, as
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     amended, is amended and restated in its entirety hereby and is renamed the DigitalWork.com, Inc. Amended and Restated 1998 Stock Option Plan. Options granted under this Plan may be "incentive stock options" intended to satisfy the requirements of Section 422 of the Code, or "nonqualified options" as determined by the Administrator at the time of the grant of the option and subject to the applicable Provisions of Section 422 of the Code, as amended, and the regulations promulgated thereunder.

          (b)  Purpose.   The purposes of this Plan are to attract and retain
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     the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, directors and consultants and to promote the success of the Company's business, thereby advancing the interests of the Company and its stockholders. Options granted under the Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a) "Administrator" means the Board of Directors of the Company and/or Committee appointed by the Board pursuant to Section 4 of the Plan.

          (b) "Affiliate" means a parent or subsidiary corporation as defined in the applicable provisions (currently Section 424(e) and (f), respectively) of the Code.

          (c) "Agreement" means the written agreement between the Company and an Optionee evidencing the grant of an Option and setting forth the terms and conditions thereof.

          (d) "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options are granted under the Plan.

          (e)  "Board" means the Board of Directors of the Company.

          (f)  "Code" means the Internal Revenue Code of 1986, as amended.

          (g) "Committee" means a committee appointed by the Board to administer the Plan in accordance with Section 4 hereof, and to perform the functions set forth herein.

          (h) "Common Stock" means the common stock of the Company, par value per share $0.005.

          (i)  "Company" means DigitalWork.com, Inc., a Delaware corporation.

          (j) "Consultant" means any person who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services.

          (k) "Director" means a member of the Board of Directors of the Company or any of its Affiliates.

          (l)  "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (m) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate designated by the Administrator as eligible to receive Options subject to the conditions set forth herein.
     For purposes hereof, "Employee" shall also include individuals who have not commenced employment with the Company but have received an offer of employment with the Company. A person shall not cease to be an Employee in the case of (i) any leave approved by the Company or (ii) transfers between locations of the Company or between the Company and its Affiliates. For purposes of ISOs, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or
     contract.   If reemployment upon expiration of a leave of absence as
     provided by the Company is not so guaranteed, on the 181st day of such leave any ISO held by the Optionee shall cease to be treated as an ISO and shall be treated for tax purposes as a NQO. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (o) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) if the Common Stock is listed on any established stock exchange or a national market system including, without limitation, the National Market of the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq"), its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (p) "Incentive Stock Option" or "ISO" means an Option satisfying the requirements of Section 422 of the Code and designated by the Administrator as an Incentive Stock Option.

          (q) "Nonqualified Stock Option" or "NQO" means an Option that is not an Incentive Stock Option.

          (r) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (s)  "Option" means a stock option granted pursuant to the Plan.

          (t) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (u) "Option Exchange Program" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

          (v)  "Optioned Stock" means the Common Stock subject to an Option.

          (w) "Optionee" means a person to whom an Option has been granted under the Plan.

          (x)  "Parent" means a "parent corporation" within the meaning of
     Section 424(e) of the Code, whether now or hereafter existing.

          (y) "Plan" means the DigitalWork.com, Inc. 1998 Stock Option Plan, as amended and restated hereby.

          (z)  "Plan Year" shall be a calendar year.

          (aa) "Reporting Person" means an Officer, Director, or greater than ten percent (10%) stockholder of the Company within the meaning of Rule 16a-2 under the Exchange Act, who is required to file reports pursuant to Rule 16a-3 under the Exchange Act.

          (bb) "Section 16(b)" means Section 16(b) of the Exchange Act.

          (cc) "Share" means a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

          (dd) "Subsidiary" means a "subsidiary corporation" within the meaning of Section 424(f) of the Code, whether now or hereafter existing.

          (ee) "Ten-Percent Stockholder" means an Employee, who, at the time an ISO is to be granted to him or her, owns (within the meaning of Section 422(b) (6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any Affiliate.

     3.   Stock Subject to the Plan. Subject to Section 11 of the Plan, the
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maximum aggregate number of Shares that may be subject to options and sold under the Plan is Six Million Seven Hundred Fifty Seven Thousand Five Hundred Sixty (6,757,560) Shares, plus an automatic annual increase on the first day of each year beginning in 2001 and ending in 2009 equal to the lesser of: (i) 1,500,000, (ii) four percent of the Shares outstanding on December 31 of the previous year or (iii) such lesser number of Shares as is determined by the Board.

          If an Option expires, is canceled, surrendered (without exercise) pursuant to an Option Exchange Program, or otherwise become unexercisable for any reason, the Shares allocable to the canceled, surrendered or otherwise terminated Option may again be the subject of Options granted hereunder (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan. Shares that are retained by the Company upon exercise of an Option in order to satisfy the exercise price for such Option or any withholding taxes due with respect to such exercise shall be treated as not issued and shall continue to be available under the Plan.

     4.   Administration.
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          (a)  Administrator. The Plan shall be administered by the Board and/or
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     by a duly appointed Committee of the Board having such powers as shall be specified by the Board. A majority of the Board or Committee, as the case may be, may authorize any action.

          (b)  Compliance with Section 162(m) of the Code. In the event that the
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     Company is a "publicly held corporation" as defined in paragraph (2) of section 162(m) of the Code, as amended, and the regulations promulgated thereunder ("Section 162(m)"), the Company may establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to
     Section 162(m).

          (c)  Administration with Respect to Reporting Persons. With respect to
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     options granted to Reporting Persons, the Plan may (but need not) be administered so as to permit such options to qualify for the exemption set forth in Rule 16-3 of the Exchange Act.

          (d)  Powers of the Administrator.  Subject to the provisions of the
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     Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select Employees, Directors and/or Consultants to whom Options may from time to time be granted hereunder;

               (iii) to determine the terms and conditions of any Option granted hereunder. Such terms and conditions include, without limitation, the exercise price, the time when Options may be exercised, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (iv) to determine the number of shares of Common Stock to be covered by each such Option granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder;

               (vii)  to initiate an Option Exchange Program;

               (viii) to determine whether and under what circumstances an Option may be settled in cash under Section 9(e) instead of Common Stock;

               (ix) in order to fulfill the purposes of the Plan and without amending the Plan, to modify grants of Options to participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies customs;

               (x) to allow Optionees to satisfy withholding tax obligations as contemplated by Section 10 hereof;

               (xi) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but without limitation, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable to make the Plan fully effective;

               (xii) to determine the duration and purposes for leaves of absence which may be granted to an Optionee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

               (xiii) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

               (xiv) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

          (e)  Effect of Administrator's Decision. All decisions, determinations
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     and interpretations of the Administrator shall be final, binding and conclusive upon the Company and its Affiliates, the Optionees and all other persons having any interest therein.

          (f)  Indemnification.  The Administrator shall not be liable for any
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     action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder, except for liability arising from his or her own willful misfeasance, gross negligence or reckless disregard of his or her duties. The Company hereby agrees to indemnity the Administrator for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiation for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     5.   Eligibility.
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          (a) NQOs may be granted to Employees, Directors or Consultants. ISOs may be granted only to Employees.

          (b) Each Option shall be designated in the Option Agreement as either an ISO or a NQO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Affiliate) exceeds $100,000, such excess Options shall be treated as NQOs. For purposes of this Section 5(b), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) The aggregate number of Options that may be granted to any Optionee under the Plan shall not exceed fifty percent (50%) of the aggregate number of Shares referred to in Section 3 hereof.

          (d) Neither the Plan nor any Option shall not confer upon any Optionee any right with respect to continuing the Optionee's relationship as an Employee, Director or Consultant with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

     6.   Term of Plan.  The Plan shall become effective upon its adoption by
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the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 14 of the Plan.

     7.   Term of Option. The term of each Option shall be the term stated in
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the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date it is granted (five (5) years in the case of an ISO granted to a Ten-Percent Stockholder), or such shorter term as the Administrator may, subsequent to the granting of any Option, provide.

     8.   Option Exercise Price and Consideration.
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          (a)  Exercise Price. The per share exercise price for the Shares to be
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     issued pursuant to exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)   In the case of an ISO granted:

                     (aa) to an Employee who is a Ten-Percent Stockholder, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                     (bb) to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a NQO granted to an Employee, Director or Consultant, the per Share exercise price shall be such price as determined by the Administrator; provided, however, that if such eligible person is, at the time of the grant of such Option, a Named Executive of the Company, the per share price shall be no less than 100% of the Fair Market Value on the date of the grant if such Option is intended to qualify as performance-based compensation under Section 162(m) of the Code. As used herein, "Named Executive" means any individual who, on the last day of the year, is the chief executive officer of the Company or among the four most highly compensated officers of the Company (other than the chief executive officer). Such officer status shall be determined pursuant to the executive compensation disclosure rules under the Exchange Act.


               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price other than as required above pursuant to a merger or other corporate transaction.

          (b)  Payment of Option Price.  The consideration to be paid for the
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     Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and in the case of an ISO, shall be determined at the time of grant). Such consideration may consist of: (i) cash, by check, or cash equivalent, (ii) promissory note,
     (iii) by tender to the Company of other Shares owned by the Optionee which
     (A) in the case of Shares acquired upon exercise of an Option have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value, as determined by the Administrator (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), of not less than the option price of the Shares as to which such Option shall be exercised (provided such tender of stock would not constitute a violation of the provisions of any law, regulation and/or agreement restricting the redemption of the Common Stock), (iv) consideration received by the Company under a cashless exercise program, (v) authorization for the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, or (vi) such other consideration and method of payment for the issuance of Shares that may be permitted under Applicable Laws.

               The Administrator may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the option price and/or which otherwise restrict one or more forms of consideration.

          (c)  Promissory Note.  To the extent that the Administrator so
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     provides, all or a portion of the Option Price may be paid with a full-recourse promissory note. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Administrator (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

     9.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option
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     granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option and
     (ii) full
     payment for the Shares with respect to which the Option is exercised. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in
     Section 11 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Relationship as Employee, Director or Consultant.
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     If an Optionee ceases to be an Employee, Director or Consultant, as the case may be, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan. No termination shall be deemed to occur if (i) the Optionee is a Consultant or Director who becomes an Employee within the time specified herein; or (ii) the Optionee is an Employee who becomes a Consultant or Director who is not also an employee, within the time specified herein.

          (c)  Disability of Optionee.  If an Optionee ceases to be an Employee,
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     Director or Consultant as a result of Optionee's Disability, the Optionee may within six (6) months from the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise an Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee is not entitled to exercise the Option on the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  If an Optionee dies while an Employee,
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     Director or Consultant, the Option may be exercised at any time within six
     (6) months following the date of death (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to the extent the Optionee was vested on the date of death or as otherwise provided in the Option Agreement or any other agreement. If, at the time of death, Optionee is not vested as to the entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or under the laws of descent and distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Buyout Provisions.  The Administrator may at any time offer to
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     buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

          (f)  Golden Parachute Payment Restrictions. If in any taxable year any
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     Employee is a "disqualified individual" within the meaning of Section 280G of the Code, then, in such event, notwithstanding anything herein to the contrary, the exercise of any Options and all other payments to such Optionee under any other agreements or arrangements with the Company which constitutes "parachute payments" within the meaning of Section 280G of the Code shall be collectively subject to an overall limit in such taxable year and in succeeding taxable years. Such maximum limit shall be $1.00 less then the aggregate amount which would otherwise cause any such exercise of options or stock purchase rights or payments to be considered a "parachute payment" within the meaning of Section 280G of the Code, as determined by the Company. Accordingly, to the extent that such exercise or payments would constitute a "parachute payment" with respect to an Optionee, then such payments shall be carried forward and paid to the Optionee in succeeding taxable years as quickly as possible without causing any such payments to constitute "parachute payments" within the meaning of Section 280G of the Code as determined by the Company. Subject to any contractual obligations of the Company to the Optionee (other than those set forth in this Plan), the Company shall have the right to select which compensation item or items shall be carried forward in the event this subsection (f) becomes applicable.

     10.  Withholding to Satisfy Tax Obligations.
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          (a)  Permitted Methods.  At the discretion of the Administrator,
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     Optionees may satisfy withholding obligations as provided in this Section
     10. When an Optionee incurs tax liability in connection with an Option, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by one or some combination of the following methods: (i) by cash payment; (ii) out of Optionee's current compensation;
     (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares that (A) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to or less than Optionee's marginal tax rate times the ordinary income recognized; (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, if any, that number of Shares having a Fair Market Value equal to the amount of withholding due; (v) a promissory note in accordance with Section 8(c) of the Plan. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined.

          (b)  Procedures for Stock Withholding.  All elections by an Optionee
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     to have Shares withheld to satisfy tax withholding obligations shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions: (i) the election must be made on or prior to the applicable tax withholding date; (ii) once made, the election shall be irrevocable as to the particular Shares of the Option as to which the election is made; (iii) all elections shall be subject to the consent or disapproval of the Administrator; (iv) if the

     Optionee is an Officer, Director or greater than Ten-Percent Stockholder within the meaning of Rule 16a-2 under the Exchange Act ("Reporting Person"), the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from
     Section 16 of the Exchange Act with respect to Plan transactions.

     11.  Adjustments upon Changes in Capitalization, Merger or Certain Other
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Transactions.
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          (a)  Changes in Capitalization.  Subject to any required action by the
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     stockholders of the Company, the number and class of shares of Common Stock with respect to which Options may be granted under the Plan, the number and class of Shares of Common Stock which are subject to outstanding Options granted under the Plan, and the purchase price per Share of Common Stock , if applicable, shall be proportionately adjusted for any increase or decrease in the number of issued Shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Any such adjustment in the Shares subject to outstanding ISOs (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by
     Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code. Adjustments shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. If, by reason of a change in Capitalization, an Optionee shall be entitled to exercise an Option with respect to new, additional or different shares of stock, such new, additional or different shares shall thereupon be subject to all of the conditions which were applicable to the Shares subject to the Option, as the case may be, prior to such Change in Capitalization.

          (b)  Dissolution or Liquidation.  In the event of the proposed
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     dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed action. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c)  Change of Control. If the Company is to be consolidated with or
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     acquired by another entity in a merger or other reorganization in which the holders of the outstanding voting stock of the Company immediately preceding the consummation of such event, shall, immediately following such event, hold, as a group, less than a majority of the voting securities of the surviving or successor entity, or in the event of a sale of all or substantially all of the Company's assets or otherwise (each, a "Change-of-Control"), each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the Change of Control, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the Change of Control, the consideration (whether stock, cash or other securities or property) received in the change of control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

          (d)  Certain Distributions.  In the event of any distribution to the
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     Company's stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Administrator may, in its discretion, appropriately adjust the price per share of Common Stock covered by each outstanding Option to reflect the effect of such distribution.

     12.  Non-Transferability of Options.  Except as otherwise provided in this
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Section, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised or purchased during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, the Administrator may, in its discretion, authorize all or a portion of the Options to be granted to an Optionee to be transferred by such Optionee to (i) the spouse, children or grandchildren of such Optionee ("Immediate Family Members"),
(ii) a trust of trusts for the benefit of an Immediate Family Member, or (iii) a partnership in which Immediate Family Members are the only partners, provided, that (x) there is no consideration for such transfer, (y) the Option Agreement expressly provides for the transfer of the Options in accordance with this Section, and (z) subsequent transfers of such Options are prohibited except by or in accordance with the laws of descent or distribution.

     13.  Time of Granting Options.  The date of grant of an Option shall, for
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all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee, Director or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     14.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board or the Administrator may at
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     any time amend, alter, suspend or terminate the Plan.

          (b)  Stockholder Approval.  To the extent necessary and desirable to
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     comply with Applicable Laws, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (c)  Effect of Amendment or Termination.  No amendment, alteration,
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     suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.


     15.  Securities Laws.
          ---------------

          (a) The Company shall not be obliged to issue any Stock pursuant to any Option under the Plan at any time when the offering of the shares covered by such Option have not been registered under the Securities Act of 1933, (the "Securities Act") and such other state, federal or foreign laws, rules or regulations as the Company or the Board deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the register requirements of such laws, rules or regulations available for the offering and sale of such shares.

          (b) The Company intends to register for issuance under the Securities Act the shares of common stock issuable upon the exercise of Options and to keep such registration effective throughout the period any Options are exercisable. In the absence of such effective registration or an available exemption from registration under the Securities Act, issuance of shares of common stock issuable upon exercise of Options may be delayed until registration of such shares is effective or an exemption from registration under the Securities Act is available. The Company intends to use its best efforts to ensure that no such delay will occur. In the event exemption from registration under the Securities Act is available upon and exercise of Options, the Option holder (or the person otherwise permitted to exercise such Option), if requested by the Company to do so, shall execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

          (c) At the time of any exercise of an Option, the Company may, as a condition precedent to the exercise of such Option, require from the holder of the Option such written representations, if any, concerning the holder's intentions with regard to the retention or disposition of the shares of stock being acquired pursuant to such exercise and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder will not involve a violation of the Securities Act or any other applicable securities law or regulation.

          (d) The certificates representing the shares of common stock issued pursuant to an exercise of Options may bear such legend or legends as the Company deems appropriate in order to assure compliance with applicable securities laws and regulations. The Company may refuse to register the transfer of the shares of common stock issued pursuant to an exercise of Options on the stock transfer records of the Company if such proposed transfer would, in the opinion of counsel to the Company, constitute a violation of any applicable securities law or regulation, and the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of common stock issued pursuant to an exercise of Options.

     16.  Regulations and Other Approvals; Governing Law.
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          (a) This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Illinois.

          (b) The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all Applicable Laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator.

          (c) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

          (d) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Administrator shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (e) The Administrator may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Employees granted ISOs the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Administrator shall approve from time to time.

     19.  Effective Date; Stockholder Approval.  This Plan, as amended and
          ------------------------------------
restated, shall become effective upon the date the Securities and Exchange Commission (the "Commission") declares effective the Registration Statement of Form S-1 (File No. 333-95895) (the "Registration Statement") filed by the Company the Commission with respect to the initial public offering of shares of Common Stock, subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is so amended and restated. Such stockholder approval shall be obtained in the degree and manner required under Applicable Law. All Options issued under the Plan shall become void in the event such approval is not obtained.

[insert See Rider F]